   As filed with the Securities and Exchange Commission on January 29, 2001.

                                             1933 Act Registration No. 333-15969
                                              1940 Act Registration No. 811-7919
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE
  SECURITIES ACT OF 1933                                          [X]
Pre-Effective Amendment No. __                                    [ ]
Post-Effective Amendment No. 10                                   [X]
REGISTRATION STATEMENT UNDER THE
   INVESTMENT COMPANY ACT OF 1940                                 [X]
Amendment No. 10

                               ------------------
                         BREMER INVESTMENT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                               Cold Spring Center
                            4150 Second Street South
                           St. Cloud, Minnesota 56302
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (320) 255-7174

                               Kenneth P. Nelson
                            633 South Concord Street
                        South St. Paul, Minnesota 55075
                    (Name and Address of Agent for Service)
                               ------------------

                         Christopher C. Cleveland, Esq.
                            Briggs and Morgan, P.A.
                                2400 IDS Center
                          Minneapolis, Minnesota 55402
                               ------------------
Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
         [X] immediately upon filing pursuant to paragraph (b)
         [ ] on (date) pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on (date) pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS
JANUARY 29, 2001

--------------------------------------------------------------------------------

                         BREMER INVESTMENT FUNDS, INC.
--------------------------------------------------------------------------------
                            BREMER GROWTH STOCK FUND

                                BREMER BOND FUND

     Bremer Investment Funds, Inc. (Bremer Funds) is an open-end, diversified investment company which offers shares in mutual funds. This prospectus provides information about two of the mutual funds, the Bremer Growth Stock Fund and the Bremer Bond Fund, which have different investment portfolios and objectives.

      SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATION IN EACH FUND'S NET ASSET VALUE.

     This Prospectus, which you should retain for future reference, is designed to set forth concisely the information you should know before you invest. A Statement of Additional Information dated January 29, 2001, and incorporated herein by reference, has been filed with the Securities and Exchange Commission. A copy of the Statement may be obtained, without charge, by writing to or calling the Funds.

                         ------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Risk/Return Summary.........................................      1
Fund Expenses...............................................      5
Financial Highlights........................................      7
Investment Objectives and Policies..........................      8
Securities and Techniques Used by the Funds.................      9
Risk Factors................................................     12
Management of the Funds.....................................     15
Plan of Distribution........................................     16
Price of Shares.............................................     16
Purchasing Shares...........................................     17
Redeeming Shares............................................     18
Dividends, Distributions and Tax Consequences...............     20
Shareholder Services........................................     21

                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES

     - The Growth Stock Fund seeks long-term appreciation of capital by investing primarily in a portfolio of equity securities of established companies with above average prospects for growth or ones incurring significant fundamental changes. Dividend income, if any, is a secondary consideration.

     - The Bond Fund seeks to maximize total return, consistent with the preservation of capital and prudent investment management, through investment in an actively managed portfolio of bonds and other fixed-rate debt obligations with varying maturities.

INVESTMENT STRATEGIES

     - The Growth Stock Fund invests substantially all, but at least 65%, of its total assets in common stocks, convertible securities, and other equity securities of companies which typically have an equity market capitalization of at least $1.0 billion. Stocks are chosen primarily on the basis of traditional research techniques, including the assessment of corporate growth prospects, as well as risk and volatility characteristics. Investments may include common stocks, preferred stocks, warrants and put or call options on stocks.

     - The Bond Fund invests in obligations issued or guaranteed by the U.S. Government or its agencies; obligations issued or guaranteed by foreign governments and obligations of domestic or foreign corporations (rated Baa or better by Moody's, BBB or better by S&P, or unrated if determined by the investment adviser to be of comparable quality); and mortgage-backed and other asset-backed securities. Under normal market conditions, at least 65% of the Bond Fund's total assets will be invested in bonds.

     - Although the Funds do not intend to invest for the purpose of seeking short-term profits, securities in their portfolios will be sold whenever the Investment Adviser believes it is appropriate to do so in light of each Fund's investment objective, without regard to the length of time a particular security may have been held.

PRINCIPAL INVESTMENT RISKS

     - General Investment Risk. Loss of money is a risk of investing in the Funds. This could occur if the value of the securities making up a Fund's investment portfolio were to decrease. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     - Fund Management. The Funds are actively managed by the Investment Adviser. Fund performance depends on the ability of the Investment Adviser to select and maintain a portfolio of securities which will achieve each Fund's investment objectives. The Funds could under-perform compared with other funds having similar investment objectives.

        AN INVESTOR IN THE GROWTH STOCK FUND SHOULD ALSO CONSIDER THE FOLLOWING:

     - Equity Securities. The market prices of equity securities, which include common and preferred stocks and convertible securities, are generally subject to greater volatility than prices of fixed income securities, such as bonds and other debt obligations. The Growth Stock Fund is subject to the general risk of adverse market conditions for equity securities.

        AN INVESTOR IN THE BOND FUND SHOULD ALSO CONSIDER THE FOLLOWING:

     - Credit Risk. The Bond Fund invests in debt securities and is subject to credit risk, which is the risk that the issuer of a debt security will fail to make payments when due.

     - Interest Rate Risk. The Bond Fund invests in fixed-rate debt securities and is subject to interest rate risk, which is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. In general, when interest rates rise, the value of a fixed-rate debt security declines. When interest rates decline, the value of a fixed-rate debt security generally increases.

     - Call Risk. Corporate bonds and some securities issued by United States agencies may be subject to redemption ("called") at the option of the issuer at a specified price prior to their stated maturity date. If a bond held by the Bond Fund is called during a period of declining interest rates, the Bond Fund will likely invest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Bond Fund's income.

     - Prepayment Risk. Mortgage-backed and asset-backed securities are securities representing interests in "pools" of mortgages or other loans. Payments of both interest and principal on the securities are generally made monthly, in effect "passing through" the payments of the individual borrowers on the loans in the pool. These securities are subject to prepayment risk, which is the risk that the loans in the pool may be paid off before they mature, which is more likely to occur during periods of declining interest rates. Early repayment of principal on mortgage-backed or asset-backed securities may expose the Bond Fund to a lower rate of return upon reinvestment of principal.

RISK AND RETURN BAR CHARTS AND TABLES

     The bar charts and tables presented below give an indication of how each Fund's performance has varied over time. The bar charts show changes in each Fund's performance from year-to-year during the period indicated. The tables show how each Fund's average annual returns for the period indicated compare to market indexes. How a Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                               GROWTH STOCK FUND

                     ANNUAL RETURNS FOR PERIODS ENDED 12/31
PERCENTAGE GRAPH

                                                                            PERCENTAGE GAIN
                                                                            ---------------
1998                                                                             29.91
1999                                                                             25.37
2000                                                                            (10.56)

     The Growth Stock Fund had a return of (7.15)% for the quarter ended December 31, 2000.

     During the periods shown in the bar chart, the Growth Stock Fund's highest return for a quarter was 26.84% (quarter ended December 31, 1998), and the lowest return for a quarter was (12.72)% (quarter ended September 30, 1998).

                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                              FOR THE YEAR ENDED DECEMBER 31, 2000
                                                              ------------------------------------
Growth Stock Fund...........................................                 (10.56)%
S&P 500.....................................................                  (9.10)%

     The performance of the Growth Stock Fund is compared to the S&P 500, a broad-based market index of common stocks.

                                   BOND FUND

                   ANNUAL RETURNS FOR THE PERIODS ENDED 12/31
PERCENTAGE GRAPH

                                                                            PERCENTAGE GAIN
                                                                            ---------------
1998                                                                              6.73
1999                                                                             (0.42)
2000                                                                              9.27

     The Bond Fund had a return of 3.69% for the quarter ended December 31, 2000.

     During the periods shown in the bar chart, the Bond Fund's highest return for a quarter was 3.69% (quarter ended December 31, 2000), and the lowest return for a quarter was (0.65)% (quarter ended June 30, 1999).

                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                              FOR THE YEAR ENDED DECEMBER 31, 2000
                                                              ------------------------------------
Bond Fund...................................................                  9.27%
Lehman Brothers Intermediate Government/Corporate Bond
  Index.....................................................                 10.12%

     The performance of the Bond Fund is compared to the Lehman Brothers Intermediate Government/Corporate Bond Index, which is composed of investment grade bonds with maturities of at least one year.

                                 FUND EXPENSES

     This table describes the fees and expenses you might pay if you buy and hold shares of the Funds.

                                                                GROWTH
                                                                STOCK          BOND
                                                                 FUND          FUND
                                                                ------         ----
SHAREHOLDER FEES (fees paid directly from your investment)
  Maximum sales charge (load) on purchases..................     None          None
  Maximum deferred sales charge (load)......................     None          None
  Maximum sales charge (load) imposed on reinvested
     dividends..............................................     None          None
  Redemption fee............................................     None(1)       None(1)
  Exchange fee..............................................     None          None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets)
  Management fees...........................................     0.70%         0.70%
  Distribution (12b-1) fees.................................     0.25%(2)      0.25%(2)
  Other expenses............................................     0.18%         0.19%
  Total annual fund operating expenses......................     1.13%         1.14%
                                                                 ----          ----
  Fee waiver................................................     0.23%(2)      0.235%(2)
  Net expenses..............................................     0.90%         0.905%
                                                                 ====          ====

-------------------------
(1) A fee of $15 is charged for each wire redemption. See "Redeeming Shares."

(2) The Funds have adopted a written plan of distribution under Rule 12b-1. The Board of Directors has authorized the payment of fees under the plan pursuant to a Distribution Agreement with the Funds' principal underwriter, which commenced December 31, 1998. The distribution fees paid by a Fund under the plan may not exceed an annual rate of 0.25% of the Fund's average daily net assets. As of September 30, 2000, the Board of Directors had approved distribution fees of 0.02% for the Growth Stock Fund and 0.015% for the Bond Fund. If additional distribution fees are paid in the future, long-term shareholders may pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers, Inc. See "Plan of Distribution."

EXAMPLE

     This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
----                                   ------    -------    -------    --------
Growth Stock Fund..................     $92       $287       $498       $1,108
Bond Fund..........................     $93       $290       $504       $1,120

     Federal securities regulations require the example to assume an annual rate of return of 5%, but the actual return for each Fund may be more or less than 5%.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Funds' financial performance since the Funds started operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Arthur Andersen LLP, independent public accountants, whose report, along with the Fund's financial statements, are included in the Funds' Annual Report for the year ended September 30, 2000. The Annual Report may be obtained, without charge, by writing or calling the Funds.

                                                   GROWTH STOCK FUND                                      BOND FUND
                             -------------------------------------------------------------      -----------------------------
                                                                              JANUARY 27,
                                                                                1997(1)
                              YEAR ENDED      YEAR ENDED      YEAR ENDED        THROUGH          YEAR ENDED      YEAR ENDED
                             SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,      SEPTEMBER 30,   SEPTEMBER 30,
                                 2000            1999            1998            1997               2000            1999
                             -------------   -------------   -------------   -------------      -------------   -------------
PER SHARE DATA:
 NET ASSET VALUE, BEGINNING
   OF PERIOD...............   $     15.73     $     12.28     $     11.90     $     10.00        $      9.86     $     10.47
                              -----------     -----------     -----------     -----------        -----------     -----------
 INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
   Net investment income
     (loss)................         (0.01)           0.02            0.04            0.03               0.58            0.55
   Net realized and
     unrealized gain (loss)
     on investments........          2.98            3.54            0.39            1.87              (0.09)          (0.57)
                              -----------     -----------     -----------     -----------        -----------     -----------
     Total from investment
       operations..........          2.97            3.56            0.43            1.90               0.49           (0.02)
                              -----------     -----------     -----------     -----------        -----------     -----------
LESS DIVIDENDS AND
 DISTRIBUTIONS:
 Dividends from net
   investment income.......         (0.01)          (0.04)          (0.03)             --              (0.58)          (0.55)
 Distributions from net
   realized gains..........         (0.56)          (0.07)          (0.02)             --              (0.00)          (0.04)
                              -----------     -----------     -----------     -----------        -----------     -----------
     Total dividends and
       distributions.......         (0.57)          (0.11)          (0.05)             --              (0.58)          (0.59)
                              -----------     -----------     -----------     -----------        -----------     -----------
 NET ASSET VALUE, END OF
   PERIOD..................   $     18.13     $     15.73     $     12.28     $     11.90        $      9.77     $      9.86
                              ===========     ===========     ===========     ===========        ===========     ===========
TOTAL RETURN...............         18.78%          28.97%           3.61%          19.00%(2)           5.19%         (0.22%)
SUPPLEMENTAL DATA AND
 RATIOS:
 Net assets, end of
   period..................   $93,255,016     $67,316,277     $54,174,557     $51,103,642        $95,610,264     $91,988,144
 Ratio of net expenses to
   average net assets......          0.90%           0.89%           0.91%           1.05%(3)           0.91%           0.90%
 Ratio of net investment
   income (loss) to average
   net assets..............         (0.02)%          0.09%           0.27%           0.62%(3)           5.97%           5.44%
 Portfolio turnover rate...         10.75%          16.74%          13.15%          11.30%             49.79%          58.62%

                                       BOND FUND
                             -----------------------------
                                              JANUARY 27,
                                                1997(1)
                              YEAR ENDED        THROUGH
                             SEPTEMBER 30,   SEPTEMBER 30,
                                 1998            1997
                             -------------   -------------
PER SHARE DATA:
 NET ASSET VALUE, BEGINNING
   OF PERIOD...............   $     10.18     $     10.00
                              -----------     -----------
 INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
   Net investment income
     (loss)................          0.56            0.35
   Net realized and
     unrealized gain (loss)
     on investments........          0.29            0.17
                              -----------     -----------
     Total from investment
       operations..........          0.85            0.52
                              -----------     -----------
LESS DIVIDENDS AND
 DISTRIBUTIONS:
 Dividends from net
   investment income.......         (0.56)          (0.34)
 Distributions from net
   realized gains..........            --              --
                              -----------     -----------
     Total dividends and
       distributions.......         (0.56)          (0.34)
                              -----------     -----------
 NET ASSET VALUE, END OF
   PERIOD..................   $     10.47     $     10.18
                              ===========     ===========
TOTAL RETURN...............          8.59%           5.33%(2)
SUPPLEMENTAL DATA AND
 RATIOS:
 Net assets, end of
   period..................   $82,756,014     $73,683,643
 Ratio of net expenses to
   average net assets......          0.89%           1.01%(3)
 Ratio of net investment
   income (loss) to average
   net assets..............          5.46%           5.60%(3)
 Portfolio turnover rate...         66.66%          38.35%

-------------------------
(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of the Funds are described below. There can be no assurance that any of these objectives will be achieved. The investment objectives of the Funds are not fundamental and may be changed without a vote of the shareholders, which could result in a Fund having investment objectives different from those which a shareholder considered appropriate for its investment needs at the time of its investment. A Fund will provide its shareholders with written notification at least 30 days prior to any change in the Fund's investment objectives.

GROWTH STOCK FUND

     The Growth Stock Fund seeks long-term appreciation of capital by investing primarily in a portfolio of equity securities of established companies with above average prospects for growth or ones incurring significant fundamental changes. Dividend income, if any, is a secondary consideration.

     The Growth Stock Fund invests substantially all, but at least 65%, of its total assets in common stocks, convertible securities, and other equity securities of companies which typically have an equity market capitalization of at least $1.0 billion. Due to the exposure to equities, the Fund's net asset value may be subject to greater fluctuations than a portfolio containing a majority of fixed income securities.

     The Growth Stock Fund invests primarily in common stocks chosen on the basis of traditional research techniques, including the assessment of corporate growth prospects, as well as risk and volatility characteristics. The Growth Stock Fund may invest in common stocks, preferred stocks, warrants and put or call options on stocks.

     The Growth Stock Fund may also invest in the securities of foreign companies which are traded on U.S. securities exchanges or on the OTC market in depository receipt form. Such foreign corporate securities may present greater risks in the form of nationalization, confiscation, domestic marketability or other national or international political events.

     For information about the securities and techniques used by the Growth Stock Fund, see "Securities and Techniques Used by the Funds."

BOND FUND

     The Bond Fund seeks to maximize total return, consistent with the preservation of capital and prudent investment management, through investment in an actively managed portfolio of bonds and other fixed-rate debt obligations with varying maturities. Bonds are interest-bearing debt securities that obligate the issuer to pay the holders specific amounts on scheduled payment dates. The issuer is generally required to repay the principal amount of the obligation at maturity, although a portion of the principal payments may be made over the life of the bond.

     The Bond Fund will invest in obligations issued or guaranteed by the U.S. Government or its agencies; obligations issued or guaranteed by foreign governments and obligations of domestic or foreign corporations (rated Baa or better by Moody's, BBB or better by S&P, or unrated if determined by the Investment Adviser to be of comparable quality); and mortgage-backed and other asset-backed securities. Mortgage-backed securities in which the Bond Fund may invest include mortgage pass-through certificates and multiple class pass-through certificates, real estate mortgage investment conduit pass-through certificates and collateralized mortgage obligations.

     Under normal market conditions, at least 65% of the Bond Fund's total assets will be invested in bonds.

     The obligations in which the Bond Fund invests will have various maturities depending upon current and forecasted levels of interest rates and the shape of the yield curve. The Bond Fund will generally have a duration between two and five years. Duration is a measure of the expected life of a fixed income security having greater precision than the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. The Bond Fund's duration is generally shorter than its average maturity, which is only a measure of when final payment is due. Duration is one of the fundamental tools used by the Investment Adviser in portfolio selection for the Bond Fund.

                  SECURITIES AND TECHNIQUES USED BY THE FUNDS

     The following provides a summary of the securities and investment techniques used by the Funds.

     Convertible Securities. The Growth Stock Fund may invest in convertible securities. Convertible securities are securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of bonds and warrants, or a combination of the features of several of these securities. The investment characteristics of each convertible security varies greatly, which means convertible securities can be utilized for varying investment objectives. In choosing convertible securities, the Investment Adviser evaluates the investment characteristics of the convertible securities as a fixed income instrument and the investment potential of their underlying equity security for capital appreciation. Factors considered include the economic and political outlook, the relative value of various investment alternatives, the issuer's financial condition, profitability and corporate management. Convertible securities purchased by the Growth Stock Fund will be rated investment grade or, if unrated, be of comparable quality in the opinion of the Investment Adviser. "Investment grade" means securities rated at least Baa by Moody's or BBB by S&P.

     Temporary Investments. As a temporary defensive measure, as determined by the Investment Adviser, a Fund may invest all or a portion of its assets in the following securities:

        - Short-term money market instruments;

        - Securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities; and

        - Repurchase agreements. Repurchase agreements are arrangements in which banks, broker-dealers and other recognized financial institutions sell U.S. Government securities or other securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than repurchase price of any sale of such securities.

     Lending of Portfolio Securities. In order to generate income, each Fund may lend up to one-third of the value of its total assets on a short-term or a long-term basis to broker-dealers, banks or other institutional borrowers of securities. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Investment Adviser has determined are creditworthy under guidelines established by the Board of Directors and will receive collateral in the form of cash or U.S. Government securities equal to at least 100% of the value of the securities loaned.

     Securities of Other Registered Investment Companies. The Funds may invest up to 10% of their total assets in shares of other registered investment companies, principally money market funds. An investment in a registered investment company involves investment risk. In addition, by investing in other registered investment companies, the Funds incur the expenses and distribution costs charged by the other registered investment companies.

     Portfolio Turnover. Although the Funds do not intend to invest for the purpose of seeking short-term profits, securities in their portfolios will be sold whenever the Investment Adviser believes it is appropriate to do so in light of each Fund's investment objective, without regard to the length of time a particular security may have been held. The annual portfolio turnover rate is estimated to be 50% for the Growth Stock Fund and up to 100% for the Bond Fund. A Fund would have an annual portfolio turnover rate of 100% if all of its securities were replaced within one year. High portfolio turnover (generally over 100%) generally results in greater brokerage commissions and transaction costs, which are paid directly by the Funds.

     Additional Investment Techniques Used by the Bond Fund. The Bond Fund may buy and sell interest rate futures contracts, futures contracts on securities and fixed income securities indices and options on such contracts for the purpose of hedging against changes in the value of securities which the Bond Fund owns or anticipates purchasing due to anticipated changes in interest rates. Participation in the options and futures markets involves additional investment risks and transaction costs. If the Investment Adviser's assumptions regarding the direction of the securities and interest rate markets are incorrect, the value of the Bond Fund may be lower than if the hedging strategy had not been used. There can be no assurance that a liquid market will exist at a time when the Bond Fund seeks to close out a futures contract or a futures option position.

     For temporary defensive purposes, as determined by the Investment Adviser, the Bond Fund may invest a substantial portion of its assets in cash or cash equivalents, such as obligations of banks, commercial paper and short-term obligations of U.S. or foreign issuers.

                                  RISK FACTORS

     Although the Funds seek to moderate risk by investing in diversified portfolios of securities, an investment in the Funds involves certain risks.

     General Investment Risk. Loss of money is a risk of investing in the Funds. This could occur if the value of the securities making up a Fund's investment portfolio were to decrease. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     Fund Management. The Funds are actively managed by the Investment Adviser. Fund performance depends on the ability of the Investment Adviser to select and maintain a portfolio of securities which will achieve each Fund's investment objectives. The Funds could under-perform compared with other funds having similar investment objectives.

     An investor in the Growth Stock Fund should also consider the following:

     Equity Securities. The market prices of equity securities, which include common and preferred stocks and convertible securities, are generally subject to greater volatility than prices of fixed income securities, such as bonds and other debt obligations. The Growth Stock Fund is subject to the general risk of adverse market conditions for equity securities. Although equity securities in general have a history of long-term growth in value, their prices may fluctuate dramatically in the short term due to changes in market conditions, interest rates and various economic and political factors.

     An investor in the Bond Fund should also consider the following:

     Credit Risk. The Bond Fund invests in debt securities and is subject to credit risk, which is the risk that the issuer of a debt security will fail to make payments when due.

     Securities issued or guaranteed by the U.S. Government generally are viewed as carrying minimal credit risk. Securities issued by governmental entities, but not backed by the full faith and credit of the United States, and securities issued by private entities are subject to higher levels of credit risk. Shareholders in the Bond Fund bear the risk that payment defaults could cause the value of the Bond Fund's investment portfolio to decline. The Bond Fund's permitted investments are intended to limit the amount of credit risk undertaken by the Bond Fund. The Bond Fund can invest in debt securities rated as low as BBB by Standard & Poor's or Baa by Moody's, or those which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or those which are of comparable quality in the judgment of the Investment Adviser. Although these rating categories are considered investment grade, obligations with these ratings are viewed as having speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories. If the rating of a debt security or convertible security is downgraded below BBB/ Baa, it is the intention of the Investment Adviser to dispose of the security.

     Interest Rate Risk. The Bond Fund invests in fixed-rate debt securities and is subject to interest rate risk, which is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. In general, when interest rates rise, the value of a fixed-rate debt security declines. When interest rates decline, the value of a fixed-rate debt security generally increases. The final maturity of the debt also will affect interest rate risk and price volatility of the portfolio. Generally, a debt security with a longer maturity will have greater price volatility as a result of interest rate changes than a debt security with a shorter maturity. Therefore, Bond Fund shareholders bear the risk that increases in market interest rates will cause the value of the investment portfolio to decline. Although the Investment Adviser may engage in transactions intended to hedge the value of the Bond Fund's portfolios against changes in market interest rates, there is no assurance that such hedging transactions will be undertaken or will successfully protect the value of the portfolio.

     Call Risk. The Bond Fund invests in corporate bonds, which are subject to call risk. Corporate bonds and some securities issued by U.S. Government agencies may be subject to redemption ("called") at the option of the issuer at a specified price prior to their stated maturity date. It may be advantageous for an issuer to call its bonds if they can be refinanced through the issuance of new bonds bearing a lower interest rate than the called bonds. Call risk increases during periods of declining market interest rates.

     If a bond held by the Bond Fund is called during a period of declining interest rates, the Bond Fund will likely invest the proceeds received from it at a lower interest rate than that of the called bond, causing a decrease in the Bond Fund's income.

     Prepayment Risk. Mortgage-backed and asset-backed securities are securities representing interests in "pools" of mortgages or other loans. Payments of both interest and principal on the securities are generally made monthly, in effect "passing through" the payments of the individual borrowers on the loans in the pool (net of any interest rate spread and fees paid to the issuer or guarantor of the securities). These securities are subject to prepayment risk, which is the risk that the loans in the pool may be paid off before they mature, which is more likely to occur during periods of declining interest rates. Early repayment of principal on mortgage-backed or asset-backed securities may expose the Bond Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of mortgage-backed and asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-backed and asset-backed securities with prepayment features may not increase as much as other fixed income securities.

     Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-backed and asset-backed securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Collateralized Mortgage Obligations (CMOs) are hybrid mortgage-related instruments. Interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes generally receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Funds' diversification tests.

                            MANAGEMENT OF THE FUNDS

     The Board of Directors of Bremer Funds has overall responsibility for overseeing the management of the Funds. Bremer Funds employs the Investment Adviser, Bremer Trust, National Association, Cold Spring Center, 4150 Second Street South, St. Cloud, Minnesota 56302-0986, to manage the Funds' investment portfolios and certain other business affairs under an agreement that compensates the Investment Adviser at the annual rate of 0.70% of the average daily net assets of the Funds computed daily and paid monthly.

     The Investment Adviser has managed Bremer Funds since the inception of the Funds, and has not previously served as investment adviser to any other registered investment company. As of December 31, 2000, the Investment Adviser managed accounts with an aggregate value of approximately $1.28 billion. The Investment Adviser is a wholly owned subsidiary of Bremer Financial Corporation, 445 Minnesota Street, Suite 2000, St. Paul, Minnesota 55101-2107, a bank holding company.

     Portfolio Managers. The Growth Stock Fund is managed by a team comprised of David J. Erickson and James B. McCourtney. The Bond Fund is managed by a team comprised of Timothy M. Johnson and Sandra A. Schimek.

     DAVID J. ERICKSON has been Vice President/Investments of the Investment Adviser since January 1993. Dave conducts research on the economy, financial markets and specific investment products. In addition, he oversees the management of numerous key investment accounts with the Investment Adviser. He is heavily involved in stock selection. He has two decades of investment management experience as well as BBA and MBA degrees in finance from the University of Wisconsin-Madison.

     TIMOTHY M. JOHNSON, CFA is Vice President/Portfolio Manager of the Investment Adviser. In addition to managing the Bond Fund, Tim manages the Legacy Minnesota Municipal Bond Fund, a Bremer collective trust fund and a majority of the Investment Adviser's personal and institutional fixed income accounts. He is responsible for the Investment Adviser's fixed income research and serves on its Investment Committee. Prior to joining the Investment Adviser in October 2000, Tim helped manage fixed income assets at Lutheran Brotherhood. Tim has close to 10 years of investment experience and received his Bachelor of Business Administration degree from the University of Minnesota, Duluth.

     JAMES B. MCCOURTNEY is Assistant Vice President/Investment Analyst of the Investment Adviser. Jim's primary focus is investment analysis and stock selection. He serves on the Investment Adviser's Investment Committee. Prior to joining the Investment Adviser in 1997, Jim was a Portfolio/Fund Manager for American Bank, N.A. He has a BA degree in business administration from St. John's University.

     SANDRA A. SCHIMEK, CFA is Senior Vice President/Chief Investment Officer of the Investment Adviser. Sandra is responsible for overseeing the investment activities of the Investment Adviser, including fund management, research, trading and operations. She serves on the Investment Adviser's Executive Committee. Sandra has 15 years of investment experience. Prior to joining the Investment Adviser in April 1999, she worked at Banc One Investment Advisers in various positions, including equity and fixed income analyst, portfolio manager and product manager. Sandra has an MBA degree from Marquette University, a Master of Music from Yale University and a BA in Music from University of Wisconsin-Milwaukee.

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 (telephone 1-800-595-5552) serves as Custodian for the Funds' cash and securities. Firstar Mutual Fund Services, LLC, a wholly owned subsidiary of Firstar Bank, N.A., serves as transfer agent and dividend disbursing agent for the Funds. Firstar does not assist in, and is not responsible for, investment decisions involving assets of the Funds. Firstar is not affiliated with Bremer Funds or the Investment Adviser.

                              PLAN OF DISTRIBUTION

     The Funds have adopted a written plan of distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 plan authorizes the Funds to make payments in connection with the distribution of shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of a Fund's average daily net assets. Payments made pursuant to the 12b-1 plan may only be used to pay distribution expenses actually incurred. The Rule 12b-1 fees may be used to finance any activity which is primarily intended to result in the sale of shares of a Fund, including, but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses and the printing and mailing of sales literature. The 12b-1 plan permits the Funds to employ a distributor of shares, in which case payments under the 12b-1 plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of the Funds' shares, including but not limited to, compensation to, and expenses of, employees of the distributor who engage in or support distribution of the Funds' shares, printing of prospectuses and reports, advertising and preparation and distribution of sales literature. Overhead and salaries will be allocated based on the percentage of time devoted to distribution activities. The Funds' Board of Directors has authorized the payment of fees under the 12b-1 plan to the Funds' principal underwriter. See "Fund Expenses."

                                PRICE OF SHARES

     Shares of the Funds are sold and redeemed at their net asset value. The net asset value per share for purchase and redemption orders is determined once daily, as of the close of regular trading hours (currently 3:00 p.m., Central time) of the New York Stock Exchange on each day the Exchange is open for trading. Net asset value per share of a Fund is calculated by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund.

     For the purpose of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date.

Investments in equity securities which are traded on a national securities exchange or reported on the Nasdaq National Market are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the mean between the latest bid and asked prices. Debt obligations exceeding 60 days to maturity which are actively traded are valued by an independent pricing service at the most recently quoted bid price. Debt obligations with 60 days or less remaining until maturity are valued at their amortized cost, which approximates market value. Options purchased or written by the Funds are valued at the average of the current bid and asked prices. For securities where quotations are not readily available, or where the last quoted sale price is not considered representative of the value of that security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Investment Adviser, under the supervision of the Funds' Board of Directors.

                               PURCHASING SHARES

     BY MAIL: Subscription for shares should be addressed to the Bremer Growth Stock Fund or the Bremer Bond Fund, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Express or registered mail should be sent to the Bremer Growth Stock Fund or the Bremer Bond Fund, c/o Firstar Mutual Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The U.S. Postal Service or independent delivery services are not agents of the Funds, and deposit in the mail or with a delivery service of purchase applications does not constitute receipt by Firstar or a Fund.

     BY WIRE: Before wiring funds, an investor should call Firstar Mutual Fund Services, LLC at 1-800-595-5552 to advise that funds are being wired. To purchase by wire transfer, federal funds should be transmitted to Firstar Bank, N.A., ABA #042000013/ For Credit to: Firstar Mutual Fund Services, LLC, Account #112-952-137/For Further Credit: Bremer Growth Stock Fund or Bremer Bond Fund [shareholder account number], [name of account]. An Account Application Form must be on file with Firstar Mutual Fund Services, LLC before purchasing shares by wire. Neither the Fund nor its agents are responsible for the consequences of delays resulting from the bank or Federal Reserve wire system.

     The price per share will be the net asset value next computed after the time the application and funds are received in proper order by the Transfer Agent. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares received at or before the close of trading on the Exchange. Accordingly, purchase orders received on a day the Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares after the close of trading on the Exchange will be based upon the net asset value as determined as of the close of trading on the next day the Exchange is open.

     An initial purchase must be at least $2,000 ($500 for IRA purchases) and each subsequent purchase must be at least $100, although the Funds reserve the right to waive or change these minimums at its discretion. All applications to purchase capital stock are subject to acceptance or rejection by authorized officers of the Funds and are not binding until accepted. Applications will not be accepted unless accompanied by payment in U.S. funds. Payment should be made by check or wire transfer drawn on a U.S. bank, savings and loan, or credit union. The Funds will not accept payment in cash or third party checks for the purchase of shares. The Transfer Agent will charge a $25 fee against an investor's account for any check that does not clear. Additionally, the investor may be responsible for certain expenses incurred by a Fund if a purchase is cancelled due to non-payment.

                                REDEEMING SHARES

     Shareholders may redeem for cash all or a portion of their shares by instructing the Transfer Agent at its office in Milwaukee, Wisconsin. Shares will be redeemed at the net asset value next computed after the receipt of a redemption request in good order. The determination of net asset value for a particular day is applicable to all requests for the redemption of shares received at or before the close of trading on the Exchange on that day (usually 3:00 p.m. Central time). Requests received for redemption on a day the Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Requests for redemption of shares received after the close of trading on the Exchange will be based upon the net asset value as determined as of the close of trading on the next day the Exchange is open. A redemption request must be in good order before the proceeds can be released. This means the following will be required:

     (i) A letter of instruction specifying the account number, number of shares or dollar amount to be redeemed, signed by all owners of the shares exactly as their names appear in the Fund's shareholder records. If certificates have been issued representing shares to be redeemed, they must accompany the letter and must be endorsed on the back with the signature of the person whose name appears on the certificate.

     (ii) A guarantee of the signature of each owner by an eligible signature guarantor such as a U.S. commercial bank, trust company, or member of the New York Stock Exchange for redemption requests greater than $10,000, if the address of record has been changed within the 15 days preceding any liquidation, or if the proceeds of any redemption are requested to be made payable to or sent to other than the address of record.

     (iii) In the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans, other supporting legal documents may be required.

     If any portion of the shares to be redeemed represents an investment made by check, the Fund will delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.

     Payment for shares redeemed will be mailed generally within two business days, but no later than the seventh business day after receipt by the Transfer Agent of the redemption request in good order, or within such shorter period as may legally be required.

     No redemption request will become effective until all documents have been received in proper form by Firstar Mutual Fund Services, LLC. The shareholder should contact Firstar for further information concerning documentation required for a redemption of Fund shares. The U.S. Postal Service or independent delivery services are not agents of the Funds, and deposit in the mail or with a delivery service of redemption requests does not constitute receipt by Firstar or a Fund.

     Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will be subject to withholding.

     A redemption order may not be canceled or revoked by the shareholder once it has been received and accepted by the Fund. Since the redemption price is the net asset value per share determined at the same time and in the same manner as for a purchase order received at that time, it reflects the market value of the Fund's investments at the time of redemption. This value may be more or less than the price originally paid for the shares, and the investor may realize a gain or loss on redemption.

     To redeem shares by telephone, an investor must check the appropriate box on the account application. Proceeds redeemed by telephone will be mailed, sent by electronic funds transfer or wired only to an investor's address or bank of record as shown on the records of the Transfer Agent. In the case of redemption proceeds that are sent by wire transfer, the investor will be charged a $15 wiring fee. In order to arrange for telephone redemptions after an account has been opened or to change the bank, account, or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account with the signatures guaranteed. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

     Neither the Funds nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone. The Transfer Agent has adopted certain procedures to safeguard against unauthorized telephone instructions including recording all telephone transactions and sending written confirmation of such transactions. The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request to the Transfer Agent in person or by mail as described above.

                 DIVIDENDS, DISTRIBUTIONS AND TAX CONSEQUENCES

     The Funds intend to comply with the special provisions of Subchapter M of the Internal Revenue Code that relieve them from federal income tax on net investment income and capital gains currently distributed to shareholders. The Internal Revenue Code requires all regulated investment companies to pay a nondeductible 4% excise tax if at least 98% of ordinary income and 98% of capital gains are not paid out to shareholders during the year in which they are earned or realized. The Funds intend to distribute income and capital gains in such a manner as to avoid the imposition of this excise tax. The Bond Fund intends to distribute all of its net investment income to shareholders in the form of dividends declared daily and paid monthly. The Growth Stock Fund intends to pay dividends from net investment income annually. The Funds intend to distribute capital gains, if any, at least annually.

     Investors in a Fund may elect to have all income dividends and capital gains distributions reinvested in shares of the Fund or paid in cash. Further information about dividend reinvestment is contained in the New Account Application form accompanying this Prospectus. If an election is not specified, all dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund, calculated to the nearest 1,000th of a share. Shares are purchased at the net asset value in effect on the business day after the dividend record date and are credited to the investor's account on the dividend payment date. Cash dividends are also paid on the dividend payment date. Investors will be informed of the number of shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all shares registered in an investor's name, including those previously purchased through dividend reinvestment.

     An investor may change an election at any time by notifying the Fund in writing. If such notice is received between a dividend declaration date and the corresponding payment date, it will become effective on the day following the payment date. The Funds may modify or terminate the dividend reinvestment program at any time on 30 days' notice to participants.

     Dividends, whether paid in cash or reinvested in additional shares, from net investment income and net short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, whether paid in cash or additional shares, and regardless of the length of time the shares have been owned by the shareholder. Shareholders are notified annually as to the federal tax status of dividends and other distributions paid by the Funds. If a shareholder is not required to pay taxes on income, such shareholder is generally not required to pay federal income tax on the amounts distributed to him or her.

     Any dividends and capital gain distributions declared in December to shareholders of record on a date in that month will be deemed to have been paid by the Funds and received by shareholders on December 31 if the distributions are paid before February 1 of the following year.

     When a shareholder redeems shares of a Fund, the redemption may result in a taxable gain or loss, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the shares. In addition, if Fund shares are purchased within 30 days before or after selling other Fund shares at a loss, all or a portion of the loss will not be deductible. Capital gain on redeemed shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax.

     Certain Fund shareholders may transfer appreciated assets to a Fund in exchange for Fund shares (for example, upon the transfer of securities from a predecessor common or collective fund). Upon a redemption of Fund shares, such shareholders would realize taxable gain on the appreciation of such assets prior to the time of the exchange, in addition to any subsequent appreciation of Fund shares.

     Dividends and distributions are paid on a per share basis. At the time of such payment, therefore, the value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the payment of a dividend or a capital gains distribution, purchasers will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or distribution.

     A Fund may be required to withhold federal income tax at a rate of 31% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Fund with a social security or tax identification number. The shareholder also must certify that the number is correct and that the shareholder is not subject to backup withholding. The certification is included as part of the share purchase application form.

     Dividends and other distributions declared by a Fund, as well as redemptions of shares, may also be subject to state and local taxes.

     The foregoing is only a general summary of some of the current federal income tax considerations regarding the Funds. Investors should consult with their own tax adviser regarding federal, state and local tax consequences of an investment in the Funds.

                              SHAREHOLDER SERVICES

     Shareholder Reports. Shareholders will receive a confirmation statement reflecting each purchase and redemption of Fund shares, as well as periodic statements detailing distributions made by the Funds. In addition, the Funds will send reports to shareholders semi-annually showing each Fund's portfolio holdings and will provide tax information annually.

     Systematic Investments. Shareholders may arrange to make regular monthly or quarterly investments in the Funds through automatic withdrawals from a bank account. The minimum for each systematic investment in a Fund is $100 and a shareholder must have a minimum of $2,000 invested in the Fund before making systematic investments. A shareholder may specify systematic investments on the initial account application or by submitting a Systematic Investment application at a later date.

     Systematic Withdrawals. Shareholders may arrange to make regular monthly or quarterly withdrawals of cash (minimum of $250 per withdrawal) from any Fund that has a minimum balance of $50,000 at the time the systematic withdrawal election is made. To activate systematic withdrawals, a shareholder must submit a Systematic Withdrawal application to the Fund. There is no charge for withdrawals, unless the proceeds are wired to the shareholder's bank. Withdrawal payments are derived from liquidation of sufficient shares from a shareholder's account to make the designated payments. If systematic withdrawals exceed reinvested dividends and capital gain distributions, a shareholder's original investment will be reduced and ultimately exhausted. Withdrawals are redemptions of shares and may cause a shareholder to realize gains or losses for tax purposes. The withdrawal plan may be terminated at any time by calling or writing to the Fund.

     Telephone Exchange Privilege. Shareholders are generally permitted to exchange their shares in one Fund for shares of the other Fund without charge or commission by the Fund, provided that such other shares may be legally sold in the state of the shareholder's residence. The minimum amount per transfer is $2,000. Telephone exchange privileges automatically apply to each shareholder of record and the representative of record unless and until the transfer agent receives written instructions from the shareholders of record canceling the privilege.

     In order to request an exchange by telephone, an investor must give the account name, account number and the amount or number of shares to be exchanged. During periods of significant economic or market change, telephone exchanges may be difficult to implement. If a shareholder is unable to contact the Fund by telephone, the shareholder may also deliver the exchange request to the Transfer Agent in person or by mail at the addresses listed on the back cover of this Prospectus.

     Individual Retirement Accounts. Individuals who receive compensation or earned income may establish their own tax-sheltered individual retirement account (IRA), even if they are active participants in a qualified retirement plan. The Funds offer a prototype IRA plan which may be adopted by individuals. Earnings on amounts held in an IRA are not taxed until withdrawal. The amount of deduction, if any, allowed for IRA contributions is limited for individuals who participate in an employer sponsored retirement plan and whose incomes exceed specified limits.

NEW ACCOUNT INFORMATION:

1-800-595-5552

SHAREHOLDER ACCOUNT INFORMATION:

1-800-595-5552

INVESTMENT ADVISER:

Bremer Trust, National Association
Cold Spring Center
4150 Second Street South
St. Cloud, Minnesota 56302-0986

TRANSFER AGENT:

Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(Regular Mail Address)

615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
(Overnight or Express Mail Address)

CUSTODIAN:

Firstar Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

DISTRIBUTOR:

Rafferty Capital Markets, LLC
1311 Mamaroneck Avenue
White Plains, New York 10605

INDEPENDENT PUBLIC ACCOUNTANTS:
Arthur Andersen LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

LEGAL COUNSEL:

Briggs and Morgan,
  Professional Association
2400 IDS Center
80 South Eighth Street
Minneapolis, Minnesota 55402

ADDITIONAL INFORMATION

     - Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

     - Additional information is contained in the Statement of Additional Information (SAI), which provides more details about the Funds and their investment policies and restrictions.

     - You can obtain free copies of the annual report, semi-annual report or SAI, request other information about the Funds, or make shareholder inquiries by calling 1-800-595-5552.

     - Documents filed with the SEC by the Funds are available on the SEC's internet site at http:// www.sec.gov, where they are listed under "Bremer Investment Funds, Inc."

     - Documents filed with the SEC can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can also obtain copies, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0105. Information about the operation of the Public Reference Room is available by calling the SEC at 1-202-942-8090.

     -  The Funds' Investment Company Act file number is 811-7919.

                         BREMER INVESTMENT FUNDS, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 29, 2001

     Bremer Investment Funds, Inc. ("Bremer Funds") is an open-end, diversified investment company, which offers shares in mutual funds. This Statement of Additional Information relates to the Bremer Growth Stock Fund and the Bremer Bond Fund (the "Funds"), which have different investment portfolios and objectives.

     This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than what is contained in the Prospectus for the Funds. It should be read in conjunction with the Prospectus, dated January 29, 2001, which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling 1-800-595-5552 or writing to Bremer Investment Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               TABLE OF CONTENTS

Fund History................................................      2
Investment Strategies and Risks.............................      2
Investment Limitations......................................      3
Portfolio Turnover..........................................      5
Purchasing and Redeeming Shares.............................      5
Officers and Directors......................................      5
Principal Holders of Securities.............................      7
Investment Adviser..........................................      8
Transfer Agent and Custodian................................      9
Portfolio Transactions......................................      9
Dividends, Distributions and Tax Consequences...............     10
Administrative and Other Expenses...........................     11
Underwriters................................................     12
Performance Information.....................................     13
Financial Statements........................................     13

                                  FUND HISTORY

     Bremer Funds is an open-end, diversified investment company which offers shares in mutual funds. It was incorporated under the laws of Maryland on August 26, 1996 and is registered under the Investment Company Act of 1940. The Articles of Incorporation authorize the Board of Directors to issue up to 500 million shares of Common Stock, $.0001 par value per share. Of these shares, 100 million have been authorized for each of the Growth Stock Fund and the Bond Fund. Fund shares are fully paid and non-assessable when issued; have no preference as to conversion, exchange, dividends, redemption or other features; and have no preemptive rights. The shares have no cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors. Shares may be issued as either full or fractional shares. Fractional shares have, pro rata, the same rights and privileges as full shares.

     Each share of a Fund has one vote. On certain matters, such as the election of directors, all shares of all of the Funds vote together as one series. On matters affecting only a particular Fund or class, the shares of that Fund or class will vote as a separate series. An example of such a matter would be a proposal to alter a fundamental investment restriction pertaining to a Fund.

     Under the laws of the State of Maryland and Bremer Funds' Bylaws, Bremer Funds is not required to hold shareholder meetings unless they are required by the Investment Company Act of 1940 or are requested in writing by the holders of 10% or more of the outstanding shares entitled to vote at a meeting of shareholders.

     As of December 31, 2000, no person owned a controlling interest in either of the Funds.

INVESTMENT STRATEGIES AND RISKS

     In addition to the principal investment strategies and risks described in the Prospectus, the Funds may also invest in the securities and use the techniques described below.

     Restricted and Other Illiquid Securities. The Funds may acquire securities which are subject to legal, contractual or other restrictions and costs which reduce the liquidity of the security on resale, and may purchase "illiquid securities," defined as securities which may not be disposed of in the ordinary course of business within seven days. Because of time limitations, the Funds might not be able to dispose of these securities at reasonable prices or at an advantageous time. The Growth Stock Fund and the Bond Fund intend to limit the purchase of restricted or illiquid securities to not more than 15% of their net assets.

     When-Issued and Delayed Delivery Transactions. The Funds may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Funds purchase securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date.

     The Funds may dispose of a commitment prior to settlement if the Investment Adviser deems it advantageous to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

     Put and Call Options. The Funds may purchase put options as a hedge to attempt to protect securities which it holds against decreases in value. The Funds will purchase put options only if they are listed on a recognized options exchange and the underlying securities are held in its portfolio.

     Each Fund may also write call options on securities either held in its portfolio, or which it has the right to obtain without payment of further consideration, or for which it has segregated cash in the amount of any additional consideration. The call options which a Fund writes and sells must be listed on a recognized options exchange. Writing of calls is intended to generate income and, thereby, protect against price movements in particular securities in a Fund's portfolio. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange which may or may not exist for any particular call or put option at any specific time. The absence of a liquid market to close options could have an adverse impact on a Fund's ability to effectively hedge its portfolio.

     Real Estate Investment Trusts. The Growth Stock Fund may invest up to 10% of its total assets in the securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that principally acquire, hold and manage residential, commercial or industrial real estate. A REIT is not taxed on income distributed to its shareholders, provided that at least 95% of its taxable income for each taxable year is distributed to its shareholders and the REIT is in compliance with all other regulatory requirements. REITs may be negatively affected by changes in the value and income generated by the underlying properties or the credit quality of mortgages which they hold. REITs may have limited diversification and are subject to the general risks of real estate investments.

INVESTMENT LIMITATIONS

     Each Fund is subject to certain fundamental investment restrictions that may not be changed without the approval of a majority of the shareholders of the Fund. The vote of a majority of the shareholders means the vote, at a meeting of the shareholders, of holders representing (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less.

     Under these restrictions, a Fund may not:

     (i) With respect to 75% of its total assets, invest more than 5% of its total assets (determined at the time of investment) in securities of any one issuer (other than U.S. Government securities);

     (ii) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer; or

     (iii) Invest 25% or more of its total assets (determined at the time of investment) in one or more issuers having their principal business activities in a single industry.

     It is the position of the Securities and Exchange Commission that open-end investment companies such as the Funds should not make certain investments if thereafter more than 15% of the value of their net assets would be so invested. As a matter of operating policy (though not a fundamental policy), the Funds limit such investments to no more than 15% of the value of their net assets. The investments in this 15% limit include (i) those which are restricted (securities which cannot freely be sold for legal or contractual reasons); (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); and
(iii) repurchase agreements having a maturity of more than seven days. The 15% limitation does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase.

     In addition, the Funds have adopted other investment limitations and will not:

     1) Purchase securities on margin, participate in a joint trading account or sell securities short.

     2) Lend money.

     3) Purchase or sell real estate or interests in real estate, commodities or commodity futures. The Growth Stock Fund may invest in the securities of real estate investment trusts up to 10% of the Growth Stock Fund's total net assets.

     4) Borrow money except temporarily from a bank (5% of lower of cost or market of total assets) for emergency or extraordinary purposes.

     5) Purchase securities of other regulated investment companies, except in open market transactions limited to not more than 10% of its total assets, or except as part of merger, consolidation or other acquisition.

     6) Invest more than 5% of its total assets in securities of issuers that have less than three years of continuous operations or in any equity or fixed income securities of any issuer which are not readily marketable.

     7) With respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer (except cash, cash items, repurchase agreements and U.S. Government obligations) or acquire more than 10% of any class of voting shares of any one issuer.

     8) Invest 25% or more of the Growth Stock Fund's total assets in companies of any one industry or group of related industries.

     9) Hold more than 10% of the Bond Fund's total net assets in bonds rated less than Baa by Moody's or BBB by S&P.

     If a Fund complies with a percentage limitation on investments at the time an investment is made, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation, except in the case of a limitation on illiquid investments and borrowings.

PORTFOLIO TURNOVER

     The annual portfolio turnover rate is not expected to exceed 50% for the Growth Stock Fund and 100% for the Bond Fund. No limit, however, has been placed on the rate of portfolio turnover of the Funds, and securities may be sold without regard to the time they have been held when, in the opinion of the Investment Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of securities with maturities of one year or less at the time the Fund acquired them) by the monthly average value of the securities in the Fund's portfolio during the year. For the year ended September 30, 2000, the portfolio turnover rate was 10.75% for the Growth Stock Fund and 49.79% for the Bond Fund.

PURCHASING AND REDEEMING SHARES

     The purchase and redemption of shares of the Funds are subject to the procedures described under the headings "Purchasing Shares" and "Redeeming Shares" in the Prospectus, which is incorporated herein by reference.

OFFICERS AND DIRECTORS

     The officers and directors of Bremer Funds and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address for each director and officer is Bremer Investment Funds, Inc., P.O. Box 1956, St. Cloud, Minnesota 56302.

                                       POSITION(S) HELD                PRINCIPAL OCCUPATION(S)
       NAME AND ADDRESS          AGE   WITH BREMER FUNDS               DURING PAST FIVE YEARS
       ----------------          ---   -----------------               -----------------------
Kenneth P. Nelson*.............  61    President and       Executive Vice President and Financial Services
                                        Director           Director of Bremer Financial Corporation and
                                                           Bremer Financial Services, Inc. since July
                                                           1999; Executive Vice President and Group
                                                           President of Bremer Financial Corporation from
                                                           December 1993 to July 1999; Vice President of
                                                           Bremer Financial Corporation from January 1989
                                                           to December 1993; Director of Bremer Financial
                                                           Services, Inc. since 1984; Chief Executive
                                                           Officer of Bremer Bank, National Association,
                                                           from May 1997 to December 1998.

David J. Erickson*.............  52    Vice President      Vice President/Investments of Bremer Trust,
                                                           National Association since January 1993; Vice
                                                           President -- Investments of North Central Trust
                                                           Company from September 1987 to January 1993.

                                       POSITION(S) HELD                PRINCIPAL OCCUPATION(S)
       NAME AND ADDRESS          AGE   WITH BREMER FUNDS               DURING PAST FIVE YEARS
       ----------------          ---   -----------------               -----------------------
Sandra A. Schimek*.............  45    Vice President      Senior Vice President/Chief Investment Officer
                                                           of Bremer Trust, National Association since
                                                           April 1999; Senior Portfolio Manager and
                                                           various other positions with Banc One
                                                           Investment Advisers from 1986 to April 1999.

Timothy M. Johnson*............  32    Vice President      Vice President/Portfolio Manager of Bremer
                                                           Trust, National Association since October 2000;
                                                           Senior Securities Analyst and various other
                                                           positions with Lutheran Brotherhood from
                                                           December 1994 to September 2000.

Timothy Murphy*................  42    Secretary           Trust Compliance and Estate Administration
                                                           Officer of Bremer Trust, National Association
                                                           since January 2000; Compliance Officer and
                                                           various other positions with National City Bank
                                                           from 1985 to December 2000.

Richard A. DiNello*............  48    Treasurer           Chief Financial Officer of Bremer Trust,
                                                           National Association. Mr. DiNello has held
                                                           various positions with Bremer Trust since July
                                                           1986.

John M. Bishop.................  55    Director            President of Bishop Communications Corp. for
Lakedale Telephone   Company                               more than the past five years.
Highway 55 East
Annadale, MN 55302

Stanley K. Dardis*.............  51    Director            President and Chief Executive Officer of Bremer
445 Minnesota St.,                                         Financial Corporation since March 1998,
Suite 2000                                                 Executive Vice President and Chief Operating
St. Paul, MN 55101-2107                                    Officer of Bremer Financial Corporation from
                                                           June 1996 to March 1998, and Executive Vice
                                                           President and Retail Banking Services Director
                                                           of Bremer Financial Corporation from December
                                                           1993 to June 1996.

John J. Feda...................        Director            Retired.
607 South First Street
Marshall, MN 56258

                                       POSITION(S) HELD                PRINCIPAL OCCUPATION(S)
       NAME AND ADDRESS          AGE   WITH BREMER FUNDS               DURING PAST FIVE YEARS
       ----------------          ---   -----------------               -----------------------
Barbara A. Grachek.............  59    Director            Associate Vice President for Academic Affairs,
107 Woodhill Road                                          St. Cloud State University since 1997 and Vice
St. Cloud, MN 56301-4498                                   President for Academic Affairs from 1991 to
                                                           1997.

-------------------------
* Interested person of the Funds, as defined in the Investment Company Act of 1940.

     The following table provides compensation information for Bremer Funds' directors for the year ended September 30, 2000. Executive officers of Bremer Funds and directors who are deemed to be interested persons of Bremer Funds, as defined in the Investment Company Act of 1940, do not receive compensation from Bremer Funds. Bremer Funds currently pays fees to outside directors of $1,000 for each in-person meeting and $500 for each telephonic meeting attended, plus out-of-pocket expenses for attending directors' meetings.

                                                               PENSION OR
                         AGGREGATE 2000   AGGREGATE 2000       RETIREMENT                             TOTAL 2000
                          COMPENSATION     COMPENSATION         BENEFITS        ESTIMATED ANNUAL     COMPENSATION
                            FROM THE         FROM THE      ACCRUED AS PART OF    BENEFITS UPON     FROM THESE FUNDS
   NAME AND POSITION      GROWTH FUND       BOND FUND        FUND EXPENSES         RETIREMENT      AND FUND COMPLEX
   -----------------     --------------   --------------   ------------------   ----------------   ----------------
John M. Bishop.........       $833             $833               $-0-                $-0-              $2,500
Director
Stanley K. Dardis......        -0-              -0-                -0-                 -0-                 -0-
Director
John J. Feda...........        833              833                -0-                 -0-               2,500
Director
Barbara A. Grachek.....        833              833                -0-                 -0-               2,500
Director
Kenneth P. Nelson(1)...        -0-              -0-                -0-                 -0-                 -0-
President and Director

-------------------------
(1) Mr. Nelson was elected President and Director on January 16, 2001 to succeed Steven A. Laraway. Mr. Laraway did not receive any compensation from the Funds or fund complex for the year ended September 30, 2000.

     The Funds, the Investment Adviser and the Funds' principal underwriter have adopted codes of ethics under Rule 17(j)-1 of the Investment Company Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

PRINCIPAL HOLDERS OF SECURITIES

     As of December 31, 2000, Bremer Funds' officers and directors, as a group, owned less than 1% of the outstanding common stock of the Growth Stock Fund and of the Bond Fund, respectively.

     As of December 31, 2000, the following persons owned of record or, to the knowledge of the Funds, beneficially, 5% or more of the outstanding shares of the Growth Stock Fund or the Bond Fund.

                                                 PERCENTAGE OF   PERCENTAGE OF   PERCENTAGE OF   PERCENTAGE OF
                                                 GROWTH STOCK    GROWTH STOCK      BOND FUND       BOND FUND
                                                 FUND HELD OF      FUND HELD        HELD OF          HELD
               NAME AND ADDRESS                     RECORD       BENEFICIALLY       RECORD       BENEFICIALLY
               ----------------                  -------------   -------------   -------------   -------------
JAS & Co.
  c/o Bremer Trust
  4150 2nd St. S.
  St. Cloud, MN 56301..........................      96.19%            -0-           99.66%            -0-

INVESTMENT ADVISER

     Bremer Trust, National Association (the "Investment Adviser") serves as the investment adviser of the Funds under the terms of an Investment Advisory Agreement dated December 17, 1996. The Investment Advisory Agreement must be approved annually by the Board of Directors of Bremer Funds, including a majority of those directors who are not parties to such contract or "interested persons" of any such party as defined in the Investment Company Act of 1940, by vote cast in person at a meeting called for such purpose. The agreement may be terminated at any time, without penalty, on 60 days' written notice by Bremer Funds' Board of Directors, by the holders of a majority of the Funds' outstanding voting securities or by the Investment Adviser. The agreement automatically terminates in the event of its assignment (as defined in the Investment Company Act of 1940 and the rules thereunder).

     As compensation for its services to the Funds, the Investment Adviser receives monthly compensation at the annual rate of 0.70% of the average daily net assets of the Funds, computed daily and paid monthly. The Growth Stock Fund paid the Investment Adviser total fees of $149,729 for the period from January 27, 1997 through September 30, 1997, $400,600 for the year ended September 30, 1998, $476,721 for the year ended September 30, 1999 and $638,844 for the year ended September 30, 2000. The Bond Fund paid the Investment Adviser total fees of $197,482 for the period from January 27, 1997 through September 30, 1997, $551,392 for the year ended September 30, 1998, $606,273 for the year ended September 30, 1999 and $658,785 for the year ended September 30, 2000.

     Bremer Funds bears all expenses of its operation, other than those assumed by the Investment Adviser. Such expenses include payment for distribution, transfer agent services, accounting services, certain administration services, legal fees and payment of taxes. The expenses of organizing Bremer Funds and registering and qualifying its initial shares under federal and state securities laws are being charged to Bremer Funds' operations as an expense amortized over a period not to exceed five years.

     The Investment Adviser is a wholly owned subsidiary of Bremer Financial Corporation, a bank holding company. The officers of Bremer Funds also serve as officers of the Investment Adviser, as described above in "Officers and Directors."

     Bremer Funds has adopted a written plan of distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Growth Stock Fund paid $11,532 and the Bond Fund paid $10,619 under the plan during the fiscal year ended September 30, 2000. See "Plan of Distribution" in the Prospectus.

TRANSFER AGENT AND CUSTODIAN

     Firstar Bank, N.A. acts as custodian and Firstar Mutual Fund Services, LLC, its wholly owned subsidiary, acts as administrator, transfer agent and dividend disbursing agent. Firstar is reimbursed for all expenditures incurred in the discharge of these responsibilities. Firstar's address is P.O. Box 701, Milwaukee, Wisconsin 53201-0701, (telephone 1-800-595-5552).

     Firstar Bank, N.A. and Bremer Funds are parties to a Custodian Agreement. Firstar Mutual Fund Services, LLC and Bremer Funds are parties to a Fund Administration Servicing Agreement, Fund Accounting Servicing Agreement and Transfer Agent Agreement. Pursuant to such agreements, Firstar controls all securities and cash for the Funds, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services, as directed in writing by authorized officers of the Funds. Certain information regarding the administrative services provided by Firstar Mutual Fund Services, LLC is contained in the Prospectus under the heading "Plan of Distribution."

PORTFOLIO TRANSACTIONS

     Subject to policies established by Bremer Funds' Board of Directors, the Investment Adviser is responsible for the Funds' portfolio decisions and the placing of orders to effect the Funds' portfolio transactions. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While the Investment Adviser generally seeks reasonably competitive commission rates, the Funds will not necessarily be paying the lowest commission or spread available. Bremer Funds has no obligation to deal with any broker or dealer in the execution of its portfolio transactions. There is no affiliation between any broker-dealer or affiliated persons of any broker-dealer who executes transactions for the Funds and Bremer Funds' officers and directors or the Investment Adviser.

     In addition to the Funds, the Investment Adviser also manages another fund issued by Bremer Funds, the Legacy Minnesota Municipal Bond Fund. Investment decisions for each of these funds are made independently. When the funds are simultaneously engaged in the purchase or sale of the same securities, the transactions are averaged as to price and allocated as to amount in accordance with a formula deemed equitable to each fund. In some cases this system could adversely affect the price paid or received by a Fund, or the size of the position obtainable for a Fund.

     Decisions with respect to allocations of portfolio brokerage will be made by the Investment Adviser. Portfolio transactions are normally placed with broker-dealers which provide the Investment Adviser with research and statistical assistance. Recognizing the value of these factors, a Fund may pay brokerage commissions in excess of those which another broker might charge for effecting the same transaction.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSEQUENCES

     The Funds intend to distribute all net investment income, if any, together with any realized net capital gains in the amount and at the times that will avoid federal income and excise tax liability. To avoid federal income tax on income and gains that are distributed, each Fund must qualify for the special tax treatment afforded to a regulated investment company under the Internal Revenue Code of 1986, as amended. To qualify for that treatment, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gains) and must meet several additional requirements. For a Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or currencies; and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other registered investment companies, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other registered investment companies) of any one issuer or two or more issuers which the Fund controls.

     A Fund's use of hedging strategies, such as writing (selling) and purchasing options and futures and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes from such hedging strategies.

     Undistributed net investment income is included in a Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend, because it is reduced by the per share amount of the dividend. Dividends and other distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to the investor.

     As stated in the Prospectus, unless a shareholder elects otherwise in writing, all dividends and other distributions are automatically paid in additional Fund shares at net asset value (as of the business day following the record date). A shareholder may elect to have all income dividends and capital gains distributions reinvested in shares of the Fund or paid in cash. A shareholder may change an election at any time by notifying the Fund in writing. If such notice is received between a dividend declaration date and the corresponding payment date, it will become effective on the day following the payment date. An account statement is sent to shareholders whenever an income dividend or other distribution is paid.

ADMINISTRATIVE AND OTHER EXPENSES

     The Funds will pay all Fund expenses not assumed by the Investment Adviser, including, but not limited to, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940, the expenses of qualifying shares for sale in various states, the printing and distribution costs of prospectuses provided to existing shareholders, the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Funds will also pay fees of directors who are not employees or interested persons of the Funds, auditing and accounting services, fees and expenses of any custodian or trustee having custody of the Funds' assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts.

     The Funds have entered into an administration agreement with Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Under the administration agreement, the administrator maintains the books, accounts and other documents required by the Investment Company Act of 1940, responds to shareholder inquiries, prepares the Funds' financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state regulatory authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services, keeps and maintains the Funds' financial and accounting records and generally assists in all aspects of the Funds' operations. The administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the administration agreement. For its services during the Funds' fiscal year ending September 30, 2001, the Funds will pay the Administrator a fee, paid monthly at an annual rate of 0.06% of the first $200,000,000 of each Fund's average net assets, 0.05% of the next $500,000,000 of each Fund's average net assets, and 0.03% of each Fund's net assets in excess of $700,000,000. The administrator's minimum annual fee, regardless of net asset value, is $60,000.

     Firstar Mutual Fund Services, LLC also provides transfer agency and accounting services for the Funds and Firstar Bank, N.A. provides custodial services for the Funds.

UNDERWRITERS

     Rafferty Capital Markets, Inc. (the "Distributor") entered into a Distribution Agreement with Bremer Funds effective December 31, 1998. The Distributor is not affiliated with Bremer Funds or the Investment Adviser. The Distributor offers the Funds' common stock continuously, on a best efforts basis, by receiving purchase and redemption orders on behalf of the Funds. The Distributor is not obligated to sell any particular number of shares. For calendar year 2000, the Distributor received a fee equal to the greater of $18,000 or .0075% annually of the average daily net assets of the Bremer Funds, computed daily and paid monthly. For calendar year 2001, the Distributor will receive a fee equal to the greater of $21,000 or .01% annually of the average daily net assets of the Bremer Funds, computed daily and paid monthly.

PERFORMANCE INFORMATION

     Either Fund may, from time to time, advertise information regarding its performance. A Fund's average annual total rate of return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a specified period, will reflect the deduction of a proportional share of Fund expenses (on an annual basis) and will assume that all dividends and capital gains distributions are reinvested when paid. Total return indicates the positive or negative rate of return that a shareholder would have earned from reinvested dividends and distributions and changes in net asset value per share during the period.

     Performance information for the Funds may be compared, in reports and promotional literature to: (i) the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Lehman Brothers Intermediate Government Corporate Bond Index or various other unmanaged indices, and (ii) the performance of other mutual funds. Unmanaged indices may assume the reinvestment of income distributions, but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for a Fund reflects only the performance of hypothetical investments in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of the Fund in the future. The performance of a Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in the Fund's expenses and in the asset size of the Fund. Performance information should be considered in light of a Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses.

FINANCIAL STATEMENTS

     The Funds' financial statements and financial highlights, including a schedule of investments as of September 30, 2000, are included in the Funds' Annual Report to Shareholders for the fiscal year ended September 30, 2000 and are incorporated herein by reference. The financial statements and financial highlights incorporated by reference in this Statement of Additional Information, and elsewhere in the Registration Statement, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. Additional copies of the Annual Report may be obtained, without charge, by writing or calling the Funds.

     Schedules are omitted because they are not required, are not applicable, or the required information is shown in the financial statements or notes thereto.

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

(a)     Articles of Incorporation.(1)
(b)     Bylaws.(2)
(c)     Articles of Incorporation, Article IV and Article VII. (See
        Exhibit (a))
(d)     Form of Investment Advisory Agreement between Registrant and
        First American Trust, National Association dated December
        17, 1996.(2)
(e)     Distribution Agreement between Registrant and Rafferty
        Capital Markets, Inc. dated November 24, 1998.(3)
(f)     Not applicable.
(g)     Custodian Agreement between the Registrant and Firstar Trust
        Company dated November 5, 1996.(1)
(h)(1)  Fund Administration Servicing Agreement between the
        Registrant and Firstar Trust Company dated November 5,
        1996.(1)
(h)(2) Fund Accounting Servicing Agreement between the Registrant and Firstar Trust Company dated November 5, 1996.(1)
(h)(3)  Transfer Agent Agreement between the Registrant and Firstar
        Trust Company dated November 5, 1996.(1)
(i)     Opinion and consent of Briggs and Morgan, Professional
        Association.(4)
(j)     Consent of Arthur Andersen LLP (filed herewith).
(k)     None.
(l)     Not applicable.
(m)     Plan of Distribution.(1)
(n)     Not applicable.
(o)     Not applicable.
(p)     Code of Ethics.(5)

-------------------------
(1) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, filed November 12, 1996.

(2) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, Pre-Effective Amendment No. 1, filed December 19, 1996.

(3) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, Post-Effective Amendment No. 3, filed November 30, 1998.

(4) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, Post-Effective Amendment No. 2, filed January 23, 1997.

(5) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, Post-Effective Amendment No. 7, filed January 28, 2000.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable.

ITEM 25. INDEMNIFICATION

     The Registrant's Articles of Incorporation state that each present or former director, officer, agent and employee of the Registrant or any predecessor or constituent corporation, and each person, who, at the request of the Registrant, serves or has served another business enterprise in any such capacity, and the heirs and personal representatives of each of the foregoing shall be indemnified by the Registrant to the fullest extent permitted by Maryland law against all expenses, including without limitation amounts of judgments, fines, amounts paid in settlement, attorneys' and accountants' fees, and costs of litigation, which shall necessarily or reasonably be incurred by him or her in connection with any action, suit or proceeding to which he or she was, is or shall be a party, or with which he or she may be threatened, by reason of his or her being or having been a director, officer, agent or employee of the Registrant or such predecessor or constituent corporation or such business enterprise, whether or not he or she continues to be such at the time of incurring such expenses. Such indemnification may include without limitation the purchase of insurance and advancement of any expenses, and the Registrant shall be empowered to enter into agreements to limit the liability of directors and officers of the Registrant. No indemnification shall be made in violation of the Maryland General Corporation Law or the Investment Company Act of 1940.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

            Not applicable.

ITEM 27.    PRINCIPAL UNDERWRITERS

                 The Fund's principal underwriter, Rafferty Capital
            Markets, LLC, also acts as a distributor for the Legacy
            Minnesota Municipal Bond Fund, which is issued by Bremer
            Funds. Rafferty Capital Markets, LLC also acts as a distributor for the following funds, none of which are affiliated with Bremer Funds:

                                   Badgley Funds
                                  Bearguard Funds
                                  Berkshire Funds
                           Dow Jones Islamic Index Funds
                                   Emerald Funds
                          Kirr Marbach Partners Value Fund
                                Leuthold Funds, Inc.
                                 Marketocracy Funds
                                   Potomac Funds
                             Texas Capital Value Funds

                 The following table provides certain information with
            respect to the directors and officers of Rafferty Capital
            Markets, LLC The principal business address of each person named in the table is 1311 Mamaroneck Avenue, White Plains, New York 10605.

                                                           POSITIONS AND OFFICES            POSITIONS AND OFFICES
                            NAME                              WITH UNDERWRITER                 WITH REGISTRANT
                            ----                           ---------------------            ---------------------
            Lawrence C. Rafferty.................   Director and Chief Executive Officer            None
            Thomas A. Mulrooney..................   Director and President                          None
            Stephen P. Sprague...................   Director and Chief Financial Officer            None

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS
            Custodian:                                             Firstar Bank, N.A.
                                                                   425 Walnut Street
                                                                   Cincinnati, OH 45202
            Transfer Agent: Overnight Deliveries                   Firstar Mutual Fund Services, LLC
                                                                   615 Michigan Street,
                                                                   3rd Floor
                                                                   Milwaukee, WI 53202
            Transfer Agent: Mailing Address                        Firstar Mutual Fund Services, LLC
                                                                   P.O. Box 701
                                                                   Milwaukee, WI 53201-0701
            Investment Adviser:                                    Bremer Trust,
                                                                   National Association
                                                                   Cold Spring Center
                                                                   4150 Second Street South
                                                                   St. Cloud, Minnesota 56302-0986
ITEM 29.    MANAGEMENT SERVICES
            Not applicable.
ITEM 30.    UNDERTAKINGS
            Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Cloud, and State of Minnesota on the 29th day of January, 2001.

                                         BREMER INVESTMENT FUNDS, INC.

                                         By:     /s/ KENNETH P. NELSON
                                          --------------------------------------
                                                    Kenneth P. Nelson
                                                        President

     Pursuant to the requirements of the Securities act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated. Each person whose signature to this Registration Statement appears below hereby constitutes and appoints Kenneth P. Nelson and Richard A. DiNello, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, to sign on his or her behalf individually and in the capacity stated below and to perform any acts necessary to be done in order to file all post-effective amendments to this Registration Statement.

                  SIGNATURE                                       TITLE                           DATE
                  ---------                                       -----                           ----

            /s/ KENNETH P. NELSON                President and Director
---------------------------------------------    (Principal Executive Officer)
              Kenneth P. Nelson                                                             January 29, 2001

           /s/ RICHARD A. DINELLO                Treasurer
---------------------------------------------    (Principal Financial and Accounting
             Richard A. DiNello                  Officer)                                   January 29, 2001

             /s/ JOHN M. BISHOP                  Director
---------------------------------------------
               John M. Bishop                                                               January 29, 2001

            /s/ STANLEY K. DARDIS                Director
---------------------------------------------
              Stanley K. Dardis                                                             January 24, 2001

                      *                          Director
---------------------------------------------
                John J. Feda                                                                January 29, 2001

           /s/ BARBARA A. GRACHEK                Director
---------------------------------------------
             Barbara A. Grachek                                                             January 23, 2001

*By:   /s/ KENNETH P. NELSON
     ----------------------------
          Kenneth P. Nelson
           Attorney-In-Fact

                                 EXHIBIT INDEX


(a)     Articles of Incorporation.(1)
(b)     Bylaws.(2)
(c)     Articles of Incorporation, Article IV and Article VII. (See
        Exhibit (a))
(d)     Form of Investment Advisory Agreement between Registrant and
        First American Trust, National Association dated December
        17, 1996.(2)
(e)     Distribution Agreement between Registrant and Rafferty
        Capital Markets, Inc. dated November 24, 1998.(3)
(f)     Not applicable.
(g)     Custodian Agreement between the Registrant and Firstar Trust
        Company dated November 5, 1996.(1)
(h)(1)  Fund Administration Servicing Agreement between the
        Registrant and Firstar Trust Company dated November 5,
        1996.(1)
(h)(2) Fund Accounting Servicing Agreement between the Registrant and Firstar Trust Company dated November 5, 1996.(1)
(h)(3)  Transfer Agent Agreement between the Registrant and Firstar
        Trust Company dated November 5, 1996.(1)
(i)     Opinion and consent of Briggs and Morgan, Professional
        Association.(4)
(j)     Consent of Arthur Andersen LLP. (filed herewith)
(k)     None.
(l)     Not applicable.
(m)     Plan of Distribution.(1)
(n)     Not applicable.
(o)     Not applicable.
(p)     Code of Ethics.(5)

-------------------------
(1) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, filed November 12. 1996.

(2) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, Pre-Effective Amendment No. 1, filed December 19, 1996.

(3) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, Post-Effective Amendment No. 3, filed November 30, 1998.

(4) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, Post-Effective Amendment No. 2, filed January 23, 1997.

(5) Incorporated by reference from registrant's Registration Statement on Form N-1A, 1933 Act Reg. No. 333-15969, Post-Effective Amendment No. 7, filed January 28, 2000.